UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2004

SOURCECORP, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-27444	75-2560895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3232 McKinney Avenue

Suite 1000

Dallas, Texas 75204

(Address of principal executive offices)

(214) 740-6500

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.2	Correcting press release issued by the Registrant on February 19, 2004.

Item 12. Results of Operations and Financial Condition.

The information in this Form 8-K/A and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On February 18, 2004, SOURCECORP, Incorporated issued an earnings release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2003 and furnished the earnings release to the SEC on a Form 8-K filed on February 18, 2004. The earnings release contained an error with respect to total new business wins in 2003 for SOURCECORP, Incorporated, which were $125 million rather than the $133 million reported in the earnings release. SOURCECORP, Incorporated issued a correcting press release on February 19, 2004. The correcting press release is attached as Exhibit 99.2 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2004

SOURCECORP, INCORPORATED

By:	/s/ Ed H. Bowman, Jr.

Ed H. Bowman, Jr. President and Chief Executive Officer

INDEX TO EXHIBITS

Item Number	Description

99.2	Correcting press release issued by the Registrant on February 19, 2004.